SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 23, 2002


                               ACADIA REALTY TRUST
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               (Exact name of registrant as specified in charter)


         Maryland                  1-12002                   23-2715194
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(State or other jurisdiction  (Commission File Number)     (I.R.S. Employer
     of incorporation)                                    Identification No.)


            20 Soundview Marketplace, Port Washington, New York 11050
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               (Address of principal executive offices) (Zip Code)


                                 (516) 767-8830
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                Registrant's telephone number including area code


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          (Former name or former address, if changed since last report)


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ITEM  5.    Other Events.

On January 23, 2002, the Registrant, Acadia Realty Trust, issued a press release filed with this Form 8-K as Exhibit 99.1.

ITEM 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

99.1        Press release dated January 23, 2002.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          Acadia Realty Trust

Date:  January 23, 2002                   By: /s/ Kenneth F. Bernstein
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                                              Name:  Kenneth F. Bernstein
                                              Title: Chief Executive Officer and
                                                     President